CONECTIV THERMAL SYSTEMS, INC. CONSOLIDATING INCOME STATEMENT       EXHIBIT D-6
FOR THE ONE MONTH ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                       Total        Consolidating     CTS
                                                    Consolidated       Entries       Parent      AJTS         AOS        TELP
                                                    ------------       -------       ------      ----         ---        ----
OPERATING REVENUES
    Electric                                           $    -          $    -          $ -       $   -       $   -       $   -
    Gas                                                     -               -            -           -           -           -
    Other services                                      *               *               *            -        *           *
                                                       ------          ------         ----       -----       -----       -----
                                                        *               *               *            -        *           *
                                                       ------          ------         ----       -----       -----       -----

OPERATING EXPENSES
    Electric fuel and purchased power                       -               -            -           -           -           -
    Gas purchased                                           -               -            -           -           -           -
    Purchased electric capacity                             -               -            -           -           -           -
    Other services' cost of sales                       *                   -            -           -           -        *
    Employee separation and other
        merger-related costs                                -               -            -           -           -           -
    Operation and maintenance                           *               *               *            -        *           *
    Depreciation                                        *                   -           *            -           -        *
    Taxes other than income taxes                           -               -            -           -           -           -
                                                       ------          ------         ----       -----       -----       -----
                                                        *               *               *            -        *           *
                                                       ------          ------         ----       -----       -----       -----

OPERATING INCOME                                        *                   -           *            -           -        *
                                                       ------          ------         ----       -----       -----       -----

OTHER INCOME
    Allowance for equity funds used
        during construction                                 -               -            -           -           -           -
    Other income                                        *               *               *         *              -        *
                                                       ------          ------         ----       -----       -----       -----
                                                        *               *               *         *              -        *
                                                       ------          ------         ----       -----       -----       -----

INTEREST EXPENSE
    Interest charges                                    *                   -           *            -           -        *
    Allowance for borrowed funds used during
        construction and capitalized interest               -               -            -           -           -           -
                                                       ------          ------         ----       -----       -----       -----
                                                        *                   -           *            -           -        *
                                                       ------          ------         ----       -----       -----       -----
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                         -               -            -           -           -           -
                                                       ------          ------         ----       -----       -----       -----

INCOME/(LOSS) BEFORE INCOME TAXES                       *               *               *         *              -        *
                                                       ------          ------         ----       -----       -----       -----

INCOME TAXES                                            *                   -           *            -           -           -
                                                       ------          ------         ----       -----       -----       -----

NET INCOME/(LOSS)                                       *               *               *         *          $ -          *
                                                       ======          ======         ====       =====       =====       =====


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                       *                *              *          *              -        *
    Class A common stock                                    -               -            -           -           -           -
                                                       ------          ------         ----       -----       -----       -----
                                                        *               *               *         *          $ -          *
                                                       ======          ======         ====       =====       =====       =====

*  Confidential treatment requested.

CONECTIV THERMAL SYSTEMS, INC. CONSOLIDATING BALANCE SHEET          EXHIBIT D-6
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                         Total         Consolidating     CTS
                                                      Consolidated        Entries       Parent     AJTS      AOS      TELP
                                                      ------------        -------       ------     ----      ---      ----
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                             *               $     -        *         $  -     $  -      $  -
    Accounts receivable                                   *                *             *          *        *         *
    Inventories, at average cost
        Fuel (coal, oil and gas)                          *                     -           -         -        -       *
        Materials and supplies                                -                 -           -         -        -         -
    Prepayments                                           *                     -        *          *          -       *
    Deferred energy costs                                     -                 -           -         -        -         -
    Deferred income taxes, net                                -                 -           -         -        -         -
                                                          -----           -------        ----      ----     -----     ----
                                                          *                *             *          *        *         *
                                                          -----           -------        ----      ----     -----     ----

INVESTMENTS
    Investment in leveraged leases                            -                 -           -         -        -         -
    Funds held by trustee                                 *                     -        *            -        -       *
    Other investments                                     *                *             *          *          -       *
                                                          -----           -------        ----      ----     -----     ----
                                                          *                *             *          *          -       *
                                                          -----           -------        ----      ----     -----     ----

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                    -                 -           -         -        -         -
    Gas utility plant                                         -                 -           -         -        -         -
    Common utility plant                                      -                 -           -         -        -         -
                                                          -----           -------        ----      ----     -----     ----
                                                              -                 -           -         -        -         -
    Less: Accumulated depreciation                            -                 -           -         -        -         -
                                                          -----           -------        ----      ----     -----     ----
    Net utility plant in service                              -                 -           -         -        -         -
    Construction work-in-progress                             -                 -           -         -        -         -
    Leased nuclear fuel, at amortized cost                    -                 -           -         -        -         -
    Nonutility property, net                              *                     -        *            -        -       *
    Goodwill, net                                             -                 -           -         -        -         -
                                                          -----           -------        ----      ----     -----     ----
                                                          *                     -        *            -        -       *
                                                          -----           -------        ----      ----     -----     ----

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                         -                 -           -         -        -         -
    Deferred recoverable income taxes                         -                 -           -         -        -         -
    Unrecovered New Jersey state excise tax                   -                 -           -         -        -         -
    Deferred debt refinancing costs                           -                 -           -         -        -         -
    Deferred other postretirement benefit costs               -                 -           -         -        -         -
    Prepaid employee benefit costs                            -                 -           -         -        -         -
    Unamortized debt expense                              *                *             *            -        -       *
    Other                                                 *                *             *            -      *         *
                                                          -----           -------        ----      ----     -----     ----
                                                          *                *             *            -      *         *
                                                          -----           -------        ----      ----     -----     ----

TOTAL ASSETS                                              *                *             *          *        *         *
                                                          =====           =======        ====      ====     =====     ====

*   Confidential treatment requested.

CONECTIV THERMAL SYSTEMS, INC. CONSOLIDATING BALANCE SHEET          EXHIBIT D-6
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                                  Total        Consolidating   CTS
                                                               Consolidated       Entries     Parent     AJTS        AOS      TELP
                                                               ------------       -------     ------     ----        ---      ----
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                                $   -          $    -        $ -       $ -        $ -       $ -
    Long-term debt and preferred stock due within one year             -               -          -         -          -         -
    Variable rate demand bonds                                      *                  -          -         -          -        *
    Accounts payable                                                *              *             *         *          *         *
    Taxes accrued                                                   *                  -         *          -          -         -
    Interest accrued                                                *                  -          -         -          -        *
    Dividends payable                                                  -               -          -         -          -         -
    Current capital lease obligation                                   -               -          -         -          -         -
    Accrued employee separation and
        other merger-related costs                                     -               -          -         -          -         -
    Other                                                           *                  -         *          -          -        *
                                                                   -----          ------        ---       ---        ---       ---
                                                                    *              *             *         *          *         *
                                                                   -----          ------        ---       ---        ---       ---

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                           -               -          -         -          -         -
    Deferred income taxes, net                                      *                  -         *          -         *          -
    Deferred investment tax credits                                    -               -          -         -          -         -
    Long-term capital lease obligation                                 -               -          -         -          -         -
    Other                                                           *                  -          -         -          -        *
                                                                   -----          ------        ---       ---        ---       ---
                                                                    *                  -         *          -         *         *
                                                                   -----          ------        ---       ---        ---       ---

CAPITALIZATION
    Common stock                                                       -               -          -         -          -         -
    Class A common stock                                               -               -          -         -          -         -
    Additional paid-in capital--common stock                        *              *             *          -          -        *
    Additional paid-in capital--Class A common stock                   -               -          -         -          -         -
    Retained earnings                                               *              *             *         *           -        *
                                                                   -----          ------        ---       ---        ---       ---
                                                                    *              *             *         *           -        *
    Treasury shares, at cost                                           -               -          -         -          -         -
    Unearned compensation                                              -               -          -         -          -         -
                                                                   -----          ------        ---       ---        ---       ---
        Total common stockholders' equity                           *              *             *         *           -        *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                            -               -          -         -          -         -
        Subject to mandatory redemption                                -               -          -         -          -         -
    Long-term debt                                                     -               -          -         -          -         -
                                                                   -----          ------        ---       ---        ---       ---
                                                                    *              *             *         *           -        *
                                                                   -----          ------        ---       ---        ---       ---

TOTAL CAPITALIZATION AND LIABILITIES                                *              *             *         *          *         *
                                                                   =====          ======        ===       ===        ===       ===

*   Confidential treatment requested.